UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2016

COPSYNC, INC.
(Exact name of registrant specified in charter)

Delaware	001-37613	98-0513637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16415 Addison Road, Suite 300, Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

(972) 865-6192
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                 Results of Operations and Financial Condition.

On March 28, 2016, COPsync, Inc. (the “Registrant”) issued a press release announcing its financial results for the fiscal year ended December 31, 2015. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Also on March 28, 2016, the Registrant held a conference call relating to the Registrant’s financial results for the fiscal year ended December 31, 2015.  A transcript from this conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.1 and Exhibit 99.2 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 3.03                 Material Modification to Rights of Security Holders.

On March 29, 2016, the Registrant filed a Certificate of Correction (the “Correction”) to the Certificate of Amendment (the “Amendment”) previously filed by the Registrant.  The Amendment effected a 1-for-50 reverse stock split of the Company’s issued and outstanding common stock, par value $0.0001 per share (the “Common Stock”) on October 14, 2015.  The Amendment was filed with the Registrant’s Current Report on Form 8-K filed on October 16, 2015.

Although the Registrant’s board and stockholders had intended for the Amendment to reduce the number of authorized shares of Common Stock from 500,000,000 to 50,000,000, the Registrant inadvertently failed to include this reduction in the Amendment.  The Correction corrects the Amendment to reduce the number of authorized shares to 50,000,000 effective as of the date of the Amendment.

A copy of the Correction is filed herewith as Exhibit 3.1.

Item 5.03                 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See Item 3.03 above.

Item 9.01                 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Correction, dated March 29, 2016.
99.1	Press Release, dated March 28, 2016, entitled “COPsync Announces Record 2015 Financial Results.”
99.2	Transcript of COPsync, Inc. conference call, held on March 28, 2016, relating to reported financial results for the fiscal year ended December 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPSYNC, Inc.

Dated: March 31, 2016	By:	/s/ Barry W. Wilson
	Name:	Barry W. Wilson
	Title:	Chief Financial Officer